SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:-	SUBSEQUENT EVENTS

On February 26, 2019, the Company announced a corporate restructuring to reduce costs by consolidating and streamlining R&D operations. Anticipated cost reductions are expected to extend the Company’s cash runway through mid-2020 to enable the planned expansion of the ongoing Phase 1 study for COM701. In addition, the Company will maintain investment in its proprietary computational discovery platform and will continue to advance its earlier stage immuno-oncology pipeline programs, which are the Company’s two long-term core value drivers.

The restructuring includes consolidation of R&D activities in one location (Israel), a 35% workforce reduction (approximately 35 employees), the majority of which is in R&D and outsourcing of certain preclinical activities to third-party service providers. The Company anticipates savings of up to $10,000 on an annual basis.